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                                                                   EXHIBIT 10.12

                   EFFICIENCY AND ALTERNATIVE ENERGY PROGRAM
              AMENDMENT NO. 1 TO THE CONTRIBUTION AGREEMENT BETWEEN
                  CANADA AND THE HYDROGENICS CORPORATION INC.

                  THIS AMENDING AGREEMENT is made in duplicate
BETWEEN:

       HER MAJESTY THE QUEEN IN RIGHT OF CANADA ("CANADA"), represented by the Minister of Natural Resources Canada,

AND: HYDROGENICS CORPORATION INC., incorporated under the laws in force in the province of Ontario ,(THE "PROPONENT").

       WHEREAS Canada wishes to encourage the adoption of energy efficiency and renewable energy technologies in all sectors of the Canadian economy and has established the Efficiency and Alternative Energy Program for this purpose;

       WHEREAS Canada and the Proponent entered into an Agreement on June 9,
1998

       AND WHEREAS Canada and the Proponent wish to amend this Agreement;

       NOW, THEREFORE, Canada and the Proponent agree as follows:

1. To change the ALLOCATION OF FUNDS IN SCHEDULE B of the Agreement as follows:
       CANADA'S CONTRIBUTION WILL BE $225,000 IN FY 1999/00 ($100,000
       FROM NRCAN AND $125,000 FROM DND).

2.     SCHEDULE A shall be changed as follows:

       OBJECTIVE / PURPOSE: IN ADDITION TO THE ORIGINAL OPERATIONAL CHARACTERISTICS OF THE PROTOTYPE, THE FOLLOWING CHARACTERISTICS SHOULD BE ADDED:

       - WITH AN INTEGRATED FUEL STORAGE SYSTEM BASED ON METAL HYDRIDES;
       - WITH A COMBINED STACK COOLING AND HUMIDIFYING ASSEMBLY;
       - WITH A PROPRIETARY FUEL DELIVERY AND WATER RECOVERY/RECYCLING SYSTEM BETWEEN THE HYDRIDE VESSEL AND THE FUEL CELL STACK.

       DESCRIPTION / SCOPE: SHOULD BE CHANGED TO READ:

BY THE END OF THE HYTEF 1998/00 PROGRAM, HYDROGENICS WILL DELIVER:

- DESIGN AND ASSEMBLY OF A 2 kW ADVANCED DEVELOPMENTAL MODEL OF AN AIR BREATHING PEM SYSTEM INCLUDING
       - A FUEL CELL STACK THAT CAN OPERATE WITHOUT PRESSURIZATION;
       - A PROTECTIVE SYSTEM ENCLOSURE;
       - MODULAR AND MANIFOLDED HYDRIDE PACKS ALLOWING ENERGY UPSCALE IN INCREMENTS OF 2kWh (ELECTRICAL EQUIVALENT), WITH MANUALLY LOADABLE PACKS THAT CAN BE READILY INTEGRATED WITH THE FUEL CELL GENERATOR FOR DIFFERENT MISSION PROFILES AND WITH A BALANCED CENTER OF GRAVITY FOR ROAD TRANSPORTATION;
       - A PORTABLE ENCLOSURE ALLOWING TWO MEN TO INSTALL/REMOVE THE FUEL CELL UNIT INTO A ROAD DEPLOYABLE (WHEEL-MOUNTED) CARRIAGE;
       - A CONTROLLER PROVIDING SELF-ATTENDED SUPERVISORY CONTROL AND DATA ACQUISITION (SCADA).

- DEMONSTRATION OF THE SYSTEM COUPLED TO A RENEWABLE FUEL SUPPLY.

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3.     All other terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF this Amending Agreement has been executed on behalf of HER MAJESTY THE QUEEN IN RIGHT OF CANADA by an officer duly authorized by the Minister of Natural Resources and by the PROPONENT, by an officer duly authorized in that behalf.


                                HER MAJESTY THE QUEEN IN RIGHT OF CANADA


March 13/00                             [SIG]
--------------                  ------------------------------------------
     Date                       for N. R. Beck, Chief
                                Transportation Energy Technology
                                CETC/Energy Technology Branch
                                Department of Natural Resources

                                HYDROGENICS CORPORATION INCORPORATED

March 10/00                             [SIG]
--------------                  ------------------------------------------
     Date                       for Boyd Josef Taylor, Principal and Director
                                Hydrogenics Corporation Incorporated


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